EXHIBIT 10.1

Amendment No. 4 to Fourth Amended and Restated
Receivables Purchase Agreement
and
Reaffirmation of Performance Undertakings

          This Amendment No. 4 to Fourth Amended and Restated Receivables Purchase Agreement and Reaffirmation of Performance Undertakings (this “Amendment”) is entered into as of November 18, 2004, among Dairy Group Receivables, L.P. (“Dairy I”), Dairy Group Receivables II, L.P. (“Dairy II”), Specialty Group Receivables, L.P. (“Specialty”), Dean National Brand Group, L.P. (“National Brand” and together with Dairy I, Dairy II and Specialty, the “Sellers” and each a “Seller”), each entity signatory hereto as a Financial Institution (each a “Financial Institution” and collectively, the “Financial Institutions”), each entity signatory hereto as a Company (each a “Company” and collectively, the “Companies”), JPMorgan Chase Bank, National Association (successor by merger to Bank One, NA (Main Office Chicago)), as Agent (the “Agent”), and Dean Foods Company, as Provider (“Provider”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Fourth Amended and Restated Receivables Purchase Agreement, dated as of March 30, 2004, among the Sellers, the Servicers party thereto, the Financial Institutions, the Companies and the Agent (as amended by Amendment No. 1 thereto, dated as of April 5, 2004, as further amended by Amendment No. 2 thereto, dated as of June 3, 2004, and as further amended by Amendment No. 3 thereto, dated as of August 13, 2004, the “Receivables Purchase Agreement”).

R E C I T A L S:

          The Sellers, the Financial Institutions, the Companies, the Servicers and the Agent are parties to the Receivables Purchase Agreement.

          In connection with the Receivables Purchase Agreement, Provider entered into each of (i) that certain Third Amended and Restated Performance Undertaking, dated as of March 30, 2004, by Provider in favor of Dairy I, (ii) that certain Second Amended and Restated Performance Undertaking, dated as of March 30, 2004, by Provider in favor of Dairy II, (iii) that certain Specialty Performance Undertaking, dated as of November 20, 2003, by Provider in favor of Specialty and (iv) that certain National Brand Performance Undertaking, dated as of March 30, 2004, by Provider in favor of National Brand (collectively, the “Performance Undertakings”).

          The Sellers, Companies, Financial Institutions and the Agent desire to amend the Receivables Purchase Agreement, and Provider desires to reaffirm its obligations under the Performance Undertakings, all as more fully described herein.

AMENDMENT NO. 4 TO FOURTH AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION
OF PERFORMANCE UNDERTAKINGS

          NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          Section 1. Amendment. Immediately upon the satisfaction of each of the conditions precedent set forth in Section 3 of this Amendment, the Receivables Purchase Agreement is hereby amended as follows:

               (a) Exhibit I to the Receivables Purchase Agreement is hereby amended by amending and restating, in their entirety, the definitions of “Liquidity Termination Date”, “Loss Reserve” and “Loss Reserve Percentage” where each such definition appears therein to read as follows:

     “Liquidity Termination Date” means November 17, 2005.

     “Loss Reserve” means the product of (i) the Net Receivables Balance and (ii) the greater of (a) the Loss Reserve Percentage and (b) 0.09.

     “Loss Reserve Percentage” means, for any Purchaser Interest on any date, an amount equal to 2 times the Loss Ratio multiplied by the Loss Horizon Ratio,

where:

Loss Ratio	=	As of the last day of any calendar month, the highest three month rolling average Loss Proxy Ratio in the most recent twelve months prior to such month.

Loss Proxy Ratio	=	As of the last day of any calendar month, (x) the sum of (i) the Outstanding Balance of all Receivables originated by Loss Proxy Reporting Originators as to which any payment, or part thereof, remains unpaid for more than 90 but less than 121 days from the original invoice date for such payment, (ii) the Outstanding Balance

AMENDMENT NO. 4 TO FOURTH AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION
OF PERFORMANCE UNDERTAKINGS

of all Receivables originated by Non-Loss Proxy Reporting Originators as to which any payment, or part thereof, remains unpaid for more than 90 days from the original invoice date for such payment, and (iii) the Outstanding Balance of all Receivables that have been written off a Seller’s book as uncollectible during such month that were less than 91 days from the original invoice date, divided by (y) the aggregate sales for the calendar month occurring three months immediately prior to such month.

Loss Proxy Reporting
Originators	=	All Originators for which any Monthly Report lists the Outstanding Balance of all Receivables of such Originators as to which any payment, or part thereof, remains unpaid for more than 90 but less than 121 days from the original invoice date for such payment.

Loss Horizon Ratio	=	As of the last day of any calendar month, (x) the aggregate amount of sales for all of the Originators for the two calendar months most recently ended, divided by (y) the Net Receivables Balance as of such day.

Non-Loss Proxy Reporting
Originators	=	All Originators other than the Loss Proxy Reporting Originators.

               (b) Exhibit I to the Receivables Purchase Agreement is hereby amended by amending and restating the definition of the term “MRA” where such term is defined in the definition of “Dilution Reserve” in its entirety to read as follows:

AMENDMENT NO. 4 TO FOURTH AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION
OF PERFORMANCE UNDERTAKINGS

MRA	=	0.03 at any time when the Servicers shall have failed to deliver a consolidating Monthly Report pursuant to Section 8.5 that is in form and substance satisfactory to the Agent in its sole discretion and at all other times and at any time when the Agent in its sole discretion, shall otherwise determine, 0.00.

          Section 2. Reaffirmation of Performance Guaranty. Provider acknowledges the amendments to the Receivables Purchase Agreement effected hereby and reaffirms that its obligations under each of the Performance Undertakings and each other Transaction Document to which it is a party continue in full force and effect with respect to the Receivables Purchase Agreement.

          Section 3. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date hereof upon the satisfaction of the following conditions precedent:

               (a) Amendment. This Amendment shall have been duly executed and delivered by each of the parties hereto.

               (b) Representations and Warranties. As of the date hereof, both before and after giving effect to this Amendment, all of the representations and warranties contained in the Receivables Purchase Agreement and in each other Transaction Document shall be true and correct as though made on and as of the date hereof (and by its execution hereof, each Seller shall be deemed to have represented and warranted such).

               (c) No Amortization Event or Potential Amortization Event. As of the date hereof, both before and after giving effect to this Amendment, no Amortization Event or Potential Amortization Event shall have occurred and be continuing (and by its execution hereof, each Seller shall be deemed to have represented and warranted such).

               (d) Amendment Fees. Each of the Purchasers shall have received a non-refundable, fully-earned amendment fee equal to $25,000 in immediately available funds; provided that with respect to the Purchaser for which JPMorgan Chase Bank, National Association (successor by merger to Bank One, NA (Main Office Chicago)) is the Financial Institution, such fee shall have been received by J.P. Morgan Securities, Inc.

          Section 4. Miscellaneous.

AMENDMENT NO. 4 TO FOURTH AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION
OF PERFORMANCE UNDERTAKINGS

               (a) Effect; Ratification. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Receivables Purchase Agreement or of any other instrument or agreement referred to therein; or (ii) prejudice any right or remedy which the Companies, the Financial Institutions or the Agent may now have or may have in the future under or in connection with the Receivables Purchase Agreement or any other instrument or agreement referred to therein. Each reference in the Receivables Purchase Agreement to “this Agreement,” “herein,” “hereof and words of like import and each reference in the other Transaction Documents to the “Receivables Purchase Agreement” or to the “Purchase Agreement” or to the Receivables Purchase Agreement shall mean the Receivables Purchase Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Receivables Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Receivables Purchase Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

               (b) Transaction Documents. This Amendment is a Transaction Document executed pursuant to the Receivables Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

               (c) Costs, Fees and Expenses. Each Seller agrees to reimburse the Agent and the Purchasers upon demand for all costs, fees and expenses (including the reasonable fees and expenses of counsels to the Agent and the Purchasers) incurred in connection with the preparation, execution and delivery of this Amendment

               (d) Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

               (e) Severability. Any provision contained in this Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

AMENDMENT NO. 4 TO FOURTH AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION
OF PERFORMANCE UNDERTAKINGS

               (f) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

(Signature Pages Follow)

AMENDMENT NO. 4 TO FOURTH AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION
OF PERFORMANCE UNDERTAKINGS

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

DAIRY GROUP RECEIVABLES, L.P.,
as a Seller

By: Dairy Group Receivables GP, LLC,
Its: General Partner

DAIRY GROUP RECEIVABLES II, L.P.,
as a Seller

By: Dairy Group Receivables GP II, LLC,
Its: General Partner

SPECIALTY GROUP RECEIVABLES, L.P.,
as a Seller

By: Specialty Group Receivables GP, LLC,
Its: General Partner

DEAN NATIONAL BRAND GROUP, L.P.,
as a Seller

By: Dean National Brand Group GP, LLC,
Its: General Partner

By:	/s/ Cory M. Olson

Name: Cory M. Olson
Title: Senior Vice President

AMENDMENT NO. 4 TO FOURTH AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION
OF PERFORMANCE UNDERTAKINGS

FALCON ASSET SECURITIZATION
CORPORATION, as a Company

By:	/s/ Sherri Gerner

Name: Sherri Gerner
Title: Authorized Signer

JPMORGAN CHASE BANK,

NATIONAL ASSOCIATION (successor by merger to BANK ONE,
NA (MAIN OFFICE CHICAGO)),
as a Financial Institution and as Agent

By:	/s/ Sherri Gerner

Name: Sherri Gerner
Title: Vice President

     AMENDMENT NO. 4 TO FOURTH AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION
OF PERFORMANCE UNDERTAKINGS

ATLANTIC ASSET SECURITIZATION CORP.,
as a Company

By:	Calyon New York Branch (successor to Credit Lyonnais New York Branch)

Its:	Attorney-In-Fact

By:	/s/ David C. Fink

Name: David C. Fink
Title: Managing Director

By:	/s/ Anthony Brown

Name: ANTHONY BROWN
Title: VICE PRESIDENT

CALYON NEW. YORK BRANCH (successor to Credit
Lyonnais New York Branch), as a Financial Institution

By:	/s/ David C. Fink

Name: David C. Fink
Title: Managing Director

By:	/s/ Anthony Brown

Name: ANTHONY BROWN
Title: VICE PRESIDENT

AMENDMENT NO. 4 TO FOURTH AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION
OF PERFORMANCE UNDERTAKINGS

NIEUW AMSTERDAM RECEIVABLES
CORPORATION,
as a Company

By:	/s/ Tony Wong

Name: Tony Wong
Title: Vice President

COOPERATIEVE CENTRALE RAIFFEISEN
BOERENLEENBANK B.A. “Rabobank International”,
New York Branch,
as a Financial Institution

By:

Name:
Title:

By:

Name:
Title:

AMENDMENT NO. 4 TO FOURTH AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION
OF PERFORMANCE UNDERTAKINGS

NIEUW AMSTERDAM RECEIVABLES
CORPORATION,
as a Company

By:

Name:
Title:

COOPERATIEVE CENTRALE RAIFFEISEN
BOERENLEENBANK B.A. “Rabobank International”,
New York Branch,
as a Financial Institution

By:	/s/ Brett Delfino

Name:	Brett Delfino
Title:	Executive Director

By:	/s/ Michael Halevi

Name:	MICHAEL HALEVI
Title:	Vice President

AMENDMENT NO. 4 TO FOURTH AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION
OF PERFORMANCE UNDERTAKINGS

BLUE RIDGE ASSET FUNDING CORPORATION,
as a Company

By:	Wachovia Capital Markets, LLC
Its:	Attorney-In-Fact

By:	/s/ Douglas R. Wilson, Sr.

Name:	DOUGLAS R. WILSON, SR.
Title:	VICE PRESIDENT

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Financial Institution

By:

Name:
Title:

AMENDMENT NO. 4 TO FOURTH AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION
OF PERFORMANCE UNDERTAKINGS

BLUE RIDGE ASSET FUNDING CORPORATION,
as a Company

By: Wachovia Capital Markets, LLC
Its: Attorney-In-Fact

By:

Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Financial Institution

By:	/s/ Rodney Sanders

Name: Rodney Sanders
Title: Director

AMENDMENT NO. 4 TO FOURTH AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT AND REAFFIRMATION
OF PERFORMANCE UNDERTAKINGS

DEAN FOODS COMPANY,
as Provider

By:	/s/ Cory M. Olson

Name: Cory M. Olson
Title: Senior Vice President